Federated Hermes Michigan Intermediate Municipal Fund
A Portfolio of Federated Hermes Municipal Securities Income Trust
CLASS A SHARES (TICKER MMIFX)
INSTITUTIONAL SHARES (TICKER MMFIX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
Federated Investment Management Company (the “Adviser”) has determined, and will advise the Board of Trustees of the Federated Hermes Michigan Intermediate Municipal Fund (the “Fund”) of its determination, not to proceed at this time with the previously announced reorganization of the Fund into the Federated Hermes Intermediate Municipal Fund, a series of the Federated Hermes Intermediate Municipal Trust (the “Proposed Reorganization”). The determination not to proceed at this time is based on the likely inability, without the Adviser or an affiliate investing in the Fund or without substantial solicitation expense, to obtain the required quorum for the special meeting of shareholders necessary for Fund shareholders to approve the reorganization.
The Adviser will continue to consider (and discuss with the Fund’s Board of Trustees) alternatives, including, among others, the Proposed Reorganization, to serve the best interests of the Fund and its shareholders.
January 19, 2023

Federated Hermes Michigan Intermediate Municipal Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455899 (1/23)
© 2023 Federated Hermes, Inc.